Capital Risk Management	12 Months Ended
Dec. 31, 2021
Capital Risk Management
Capital Risk Management

25. Capital Risk Management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern, to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholders value.

The Group monitors capital using a gearing ratio, which is total debt divided by total equity plus total debt. The gearing ratio is calculated as follows:

	As of
	December 31,
	2020	2021
Borrowings, current portion	245,626	553,161
Borrowings, non-current portion	3,527,595	3,105,059
Lease liabilities, current portion	9,644	30,905
Lease liabilities, non-current portion	186,526	271,945
Total debt	3,969,391	3,961,070
Total equity	1,597,137	1,568,371
Total debt and equity	5,566,528	5,529,441
Gearing ratio	71.3%	71.6%